UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☑	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COHEN & STEERS TOTAL RETURN
REALTY FUND, INC.
280 Park Avenue, New York, New York 10017
(212) 832-3232

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006

To the Stockholders of
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Cohen & Steers Total Return Realty Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 27, 2006 at 10:00 a.m. New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 17, 2006:

1. To elect three Directors of the Fund, to hold office for a term of three years, and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Directors have fixed the close of business on March 9, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Board of Directors,

LAWRENCE B. STOLLER Secretary

New York, New York
March 17, 2006

YOUR VOTE IS IMPORTANT

      Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

PROXY STATEMENT
TABLE OF CONTENTS

i

PROXY STATEMENT
COHEN & STEERS TOTAL RETURN
REALTY FUND, INC.
280 Park Avenue
New York, New York 10017
(212) 832-3232

ANNUAL MEETING OF STOCKHOLDERS
April 27, 2006

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Total Return Realty Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 27, 2006 at 10:00 a.m. New York City time, and at any adjournments thereof (collectively, the “Meeting”). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of its investment management agreement. In addition to soliciting proxies by mail, the Fund's officers or employees of the Fund's investment manager may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 17, 2006.

      In accordance with the Fund's by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote thereat shall constitute a quorum at the Meeting. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on obtaining the requisite approval of each proposal.

      The Board of Directors has fixed the close of business on March 9, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 9, 2006 consisted of 9,249,159 shares of common stock, each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Directors. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 280 Park Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

      The most recent annual report of the Fund, including financial statements, has been previously mailed to stockholders. If you have not received this report or would like to receive an additional copy free of charge, please contact Lawrence B. Stoller, Secretary of the Fund at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and it will be sent promptly by first-class mail.

PROPOSAL ONE
ELECTION OF DIRECTORS

      At the Meeting, three Directors will be elected to serve for a term of three years and until their successors are duly elected and qualified. The nominees for Director are George Grossman, Robert H. Steers and C. Edward Ward, Jr. for terms to expire in 2009. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees. At the Meeting, the holders of the Fund's common stock will have equal voting rights (i.e., one vote per share), and will vote as a single class on the election of Messrs. Grossman, Steers and Ward. In addition to the Fund, each nominee also currently serves as Director of the sixteen other funds within the Cohen & Steers Fund Complex.

      At the Annual Meeting of Stockholders held on April 27, 1994, the Fund's stockholders elected the Board of Directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2006. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

      The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

      Certain information concerning Messrs. Grossman, Steers, Ward and the other members of the Board of Directors, as reported to the Fund, is set forth as follows:

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Disinterested Directors
Bonnie Cohen Age: 63	Director	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Board Member of Wellsford Real Properties, Inc.	Since 2001	2008		17
George Grossman Age: 52	Director	Attorney-at-Law.	Since 1993	2009	†	17
Richard E. Kroon Age: 63	Director	Board member of Finlay Enterprises, Inc. (operator of department store fine jewelry leased departments), and a member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	Since November 2004	2008		17
Richard J. Norman Age: 62	Director	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of The Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2001	2007		17
Frank K. Ross Age: 62	Director	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since March 2004	2007		17
Willard H. Smith Jr. Age: 69	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2008		17

(table continued on next page)

(table continued from previous page)

Name, Address and Age*	Position Held with Fund	Principal Occupation(s) During Past Five Years (Including Other Directorships Held)	Length of Time Served	Term of Office		Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
C. Edward Ward, Jr. Age: 59	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since November 2004	2009	†	17
Interested Directors**
Martin Cohen Age: 57	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since inception	2007		17
Robert H. Steers Age: 53	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since inception	2009	†	17

*	The address of each Director is 280 Park Avenue, New York, NY 10017.
**	“Interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of the Fund (“Interested Director”) because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment manager (the “Advisor”), and its parent company, Cohen & Steers, Inc. (“CNS”).
†	If elected at the Meeting.

      The Fund does not have a policy with regard to the Directors' attendance at annual meetings and none of the Directors attended the Fund's 2005 annual meeting.

      During the Fund's fiscal year ended December 31, 2005, the Board of Directors met four times. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the Committees for which he or she was a member. The Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act (the “Independent Directors”), and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the New York Stock Exchange. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman. The Board of Directors determined that Mr. Ross meets the requirements necessary to serve as an audit committee financial expert and that the Audit Committee members are financially literate, for purposes of the New York Stock Exchange listing standards.

      The Audit Committee met five times during the fiscal year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board. A current copy of the charter was attached as Exhibit A to the Fund's proxy statement in 2004. The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm and the performance of the Fund's internal control systems and independent registered public accounting firm.

      The Nominating Committee, which met once during the fiscal year ended December 31, 2005, operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund's website, but it was attached as Exhibit B to the Fund's proxy statement in 2004. The main functions of the Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in Appendix A thereto.

      The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate's character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate's experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Advisor, (iv) the Fund's stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

      The Contract Review Committee met once during the fiscal year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board in September 2004. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

      The Governance Committee met once during the fiscal year ended December 31, 2005 and operates pursuant to a written charter adopted by the Board in September 2004. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

Audit Committee Report

      The members of the Audit Committee has met with PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, to discuss the scope of the engagement, review the Fund's financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

March 8, 2006

Submitted by the Audit Committee of the Fund's Board of Directors
Bonnie Cohen
George Grossman
Richard E. Kroon
Frank K. Ross

*            *            *

      As of March 9, 2006, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund. To the knowledge of management, no person, owned of record or owned beneficially more than 5% of the Fund's common shares outstanding as of that date, except that Cede & Co., a nominee for participants in the Depository Trust Company, held of record 8,923,494 common shares equal to approximately 96% of the Fund's outstanding common shares.

      On February 15, 2006 Martin Cohen and Robert H. Steers, individually and through their respective family trusts, each sold a total of 761,284 shares of CNS at a price of $20.972 per share. As of March 9, 2006, none of the other Directors nor any of their immediate family members owned any securities in the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

      The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex by each Director.

	Dollar Range of Equity Securities in the Fund as of March 9, 2006	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of March 9, 2006
Robert H. Steers*	Over $100,000	Over $100,000
Martin Cohen*	Over $100,000	Over $100,000
Bonnie Cohen	$10,001–$50,000	Over $100,000
George Grossman	$50,001–$100,000	Over $100,000
Richard E. Kroon	$1–$10,000	$10,001–$50,000
Richard J. Norman	$50,001–$100,000	Over $100,000
Frank K. Ross	$10,001–$50,000	Over $100,000
Willard H. Smith Jr.	$10,001–$50,000	Over $100,000
C. Edward Ward, Jr.	$1–$10,000	$10,001–$50,000

* Interested Directors.

      Compensation of Directors and officers. Directors of the Fund who are not interested persons of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 2005, such fees and expenses paid by the Fund totaled $44,380.

      Additionally, the Audit Committee Chairman is paid $10,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Fund and of all of the other Cohen & Steers funds and the lead director and Contract Review and Governance committee chairmen are paid $5,000 per year in the aggregate for their work in connection with the Fund and all of the other Cohen & Steers funds. These additional amounts are not reflected in the table. In the column headed “Total Compensation From Fund and Fund Complex Paid to Directors,” the compensation paid to each Director represents seventeen funds that each director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

      The following table sets forth information regarding compensation of Directors by the Fund and by the Cohen & Steers Fund Complex for the fiscal year ended December 31, 2005. Officers of the Fund, other than the Chief Compliance Officer who receives less than $60,000 from the Fund, and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the seventeen funds that each Director served in the Cohen & Steers Fund Complex during 2005. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Compensation Table
Year Ended December 31, 2005

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation Paid to Directors by Fund Complex
Bonnie Cohen, Director	$6,647	$104,875
Martin Cohen*, Director and Co-Chairman	$0	$0
George Grossman, Director	$6,647	$104,875
Richard E. Kroon, Director	$6,500	$102,375
Richard J. Norman, Director	$6,647	$104,875
Frank K. Ross, Director	$6,794	$107,375
Willard H. Smith Jr., Director	$6,500	$102,375
Robert H. Steers*, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,500	$102,375

*	Interested Director.

      Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Act, as applied to the Fund, require certain of the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of the Fund's outstanding securities to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Those persons are required by SEC regulations to furnish the Fund with copies of all filings. To the Fund's knowledge, based solely on copies of such reports and representations from these reporting persons, all of its officers, directors and holders of more than 10% of its stock complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2005.

      The Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR the election of each nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The members of the Audit Committee, at a meeting held on March 8, 2006, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2006. Their selection also was ratified and approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors and who are “independent” as defined in the New York Stock Exchange listing standards, at a meeting held on March 8, 2006. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

      Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	2005	2004
Audit Fees	$46,000	$42,500
Audit-Related Fees	—	—
Tax Fees	12,975	12,600
All Other Fees	—	—

      Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

      Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund (“Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Fund and which were pre-approved by the Audit Committee, were as follows:

	2005	2004
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$62,500

      These other fees were billed in connection with internal control reviews and AIMR performance reviews.

      The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund's principal accountant for the Advisor and any Service Affiliate if the engagement for services relates directly to the operations and financial reporting of the Fund.

      The Audit Committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of Directors of the Fund. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund's principal accountant to the Advisor.

      None of the services described above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2005 and December 31, 2004 were $97,975 and $80,600, respectively.

      The Audit Committee considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER

      The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated September 17, 1993. Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor's parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, Massachusetts 02110, serves as sub-administrator for the Fund.

OFFICERS OF THE FUND

      The principal officers of the Fund and their principal occupations during the past five years, as reported by them to the Fund, are set forth below. The address of each of the Fund's officers is 280 Park Avenue, New York, New York 10017.

      Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page 4 for biographical information).

      Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page 4 for biographical information).

      Adam M. Derechin, President and Chief Executive Officer, age 41, joined the Advisor in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President.

      Joseph M. Harvey, Vice President, age 42, joined the Advisor in 1992 and has been President since 2003 and prior to that was a Senior Vice President.

      Lawrence B. Stoller, Assistant Secretary, age 42, joined the Advisor in 1999 and has been Executive Vice President and General Counsel of the Advisor since 2005. From 1999 to 2005 he was Senior Vice President and General Counsel of the Advisor.

      James S. Corl, Vice President, age 39, joined the Advisor in 1997 and has been Executive Vice President since 2004. Prior to that he was Senior Vice President of the Advisor.

      Thomas N. Bohjalian, Vice President, age 40, joined the Advisor in 2002 and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

      Jay J. Chen, Treasurer, age 43, joined the Advisor in 1995 and has been Senior Vice President since 2003. Prior to that he was Vice President of the Advisor.

      John E. McLean, Assistant Secretary, age 35, joined the Advisor in 2003 as Vice President and Associate General Counsel and had been Chief Compliance Officer from 2004 to 2006. Prior to that, he served as Vice President, Law & Regulation at J. & W. Seligman & Co. and as an associate at Battle Fowler LLP.

      Lisa Phelan, Chief Compliance Officer, age 37, joined the Advisor in 2004 and has been Vice President since 2006. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

SUBMISSION OF PROPOSALS FOR THE NEXT
ANNUAL MEETING OF STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2007, must be received by the Fund (addressed to Cohen & Steers Total Return Realty Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 17, 2006. Any stockholder who desires to bring a proposal for consideration at the Fund's 2007 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers Total Return Realty Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from December 29, 2006 to January 29, 2007.

STOCKHOLDER COMMUNICATIONS

      Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, NY 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

VOTES REQUIRED

      The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting.

      If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for any other proposals.

By order of the Board of Directors,

LAWRENCE B. STOLLER Secretary

March 17, 2006
New York, New York

Appendix 1

‚ DETACH PROXY CARD HERE ‚

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
280 Park Avenue New York, New York 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking such prior appointments, the undersigned appoints Lester J. Lay and Lisa R. Savitzky (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Total Return Realty Fund, Inc. (the “Fund”) registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on April 27, 2006 at 10:00 a.m., and at any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC. P.O. BOX 11233 NEW YORK, N.Y. 10203-0233

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☐	‚ DETACH PROXY CARD HERE ‚

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
COMMON SHARES

1.			Election of Directors.

Nominees:	(01) George Grossman; (02) Robert H. Steers and
(03) C. Edward Ward, Jr.

	FOR	☐	☐	WITHHELD
	ALL			FROM ALL
	NOMINEES			NOMINEES

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

*Exceptions

2. To transact such other business as may properly come before the meeting.

The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director.

Mark box at right if an address change or comment has been noted on the reverse side of this card. ☐

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date Share Owner sign here	Co-Owner sign here